SUPPLEMENT DATED FEBRUARY 28, 2006

TO PROSPECTUSES DATED MAY 1, 2005

AS SUPPLEMENTED JANUARY 30, 2006

for

Variable Universal Life II (“VUL II”)1

Survivorship Variable Universal Life II (“SVUL II”)2

[1]	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.
[2]	Issued by MassMutual in California and New York, and by C.M. Life Insurance Company (“C.M. Life”) in all other jurisdictions where available.

The following information relates to the policies described by the above-listed prospectuses:

1.	The text below is inserted prior to the last paragraph located under the heading, “Your Right to a Free Look”.

In states where we will refund the policy’s account value, you may not make any fund transfers during the free look period.

2.	The second paragraph located under the heading, “Premium Payment Plan” is replaced with the following text.

Notification of account changes must be received at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 28th of each month unless you specify another date. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

You may also pay premiums from your existing Oppenheimer Money Market account provided the fund participates in the “Oppenheimer Premium Payment Plan”. Through this service, we automatically deduct premium payments from the Oppenheimer account you designate.

You should note that we cannot apply premium to your policy until 10 business days after your investment into the Oppenheimer account. For example, if you allocated funds to the Oppenheimer account on January 1st, the premium cannot be applied to your policy until January 11th regardless of when the premium is due. Withdrawals from your Oppenheimer account will be made on the 28th of each month unless you specify another date.

You can make changes to the Oppenheimer Premium Payment Plan by contacting our Administrative Office. The Oppenheimer account owner, or the policy owner may terminate the Oppenheimer Premium Payment Plan at any time, upon 30 days advanced written notice to the MassMutual address listed below.

MassMutual Financial Group

Life Customer Service Hub

1295 State Street

Springfield, MA 01111-0001

3.	Bullet “a.” located under bullet “1” that is under the heading, “Allocation of Initial and Subsequent Net Premiums” is replaced with the following text.

a. The number of days from issue required by the contract state’s free look period plus six days; or

There are no other changes being made at this time.

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